United States

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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               Date of report (Date of earliest event reported) -
                      December 7, 2004 (December 6, 2004)

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)





        Delaware                     0-24414                 75-1638027
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                             Identification No.)

                                 4441 Sigma Road
                               Dallas, Texas 75244


               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including Area Code - (972) 233-2903

                                Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(C) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure  of  Directors  or  Principal  Officers;  Election of
Directors; Appointment of Principal Officers.


On December 6, 2004, the Board of Directors of RF Monolithics, Inc. ("RFM") elected Joseph E. Andrulis to serve as Vice President of Marketing, effective December 6, 2004.


Mr. Andrulis, age 41, served from December 2002 to July 2003, as President and CEO of TelOptica, Inc., a Richardson, Texas, venture funded startup company offering systems and services for network design optimization and management, and from August 1999 to November 2002, as Vice President, Marketing of TelOptica, Inc. Mr. Andrulis served as Vice President, Marketing for Blue Wave Systems, Inc., a Dallas, Texas company engaged in building high performance embedded signal processing computers from May 1996 to July 1999. From December 1993 until May 1996, Mr. Andrulis served in various positions, including Director of Marketing at Pinpoint Communications, Inc. Mr. Andrulis was an associate with McKinsey & Co., Inc. from September 1990 to December 1993.


Mr. Andrulis received his MBA from the University of Chicago Graduate School of Business and a BSEE from the University of Michigan College of Engineering.


Mr. Andrulis will receive a base salary of $145,000 and will be eligible for performance bonuses under our Executive Steering Committee Cash Bonus Program. Subject to the approval of the Compensation Committee and the Board, he will be granted an option to purchase thirty thousand shares of our common stock at the closing market price on the date of grant. These options will vest over a four year period. Mr. Andrulis has also entered into a change-of-control agreement with us consistent with agreements executed by all of our corporate officers. This agreement provides that if, following a change-in-control, the officer is terminated by us for any reason other than (a) death, (b) cause, (c) illness, accident, or other physical or mental incapacity, or (d) voluntary resignation, the officer is entitled to receive a payment of (1) up to two times his annualized base salary and largest annual cash bonus during the immediately preceding three fiscal years; (2) a payment equal to 12 months' cost to us of the then-existing employee benefits; and (3) a gross-up payment to offset any excise tax which may result from the change-in-control payments.


 Item 9.01       Financial Statement and Exhibits.


 (c)      Exhibits.


          Exhibit     Description

          99 News Release dated December 7, 2004 announcing the appointment of Joseph E. Andrulis as Vice President of Marketing.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   RF MONOLITHICS, INC.




                                   By:      /s/ Harley E Barnes III
                                       ----------------------------------------
                                            Harley E Barnes III
                                            Chief Financial Officer




Date: December  7, 2004




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              EXHIBIT INDEX


Exhibit       Description

99 News Release dated December 7, 2004 announcing the appointment of Joseph E. Andrulis as Vice President of Marketing.